SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 August 5, 2004
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

                        Item 9: Regulation FD Disclosure

Item 12: Results of Operations and Financial Condition

     Pursuant to Items 9 and 12 of this current report, the registrant hereby furnishes the information set forth in the press release issued on August 5, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                    (Registrant)




                                    By: /s/ Matthew O'Leary
                                    ----------------------------------------
                                            Matthew O'Leary
                                            Corporate Attorney


Date: August 5, 2004

                                                                    Exhibit 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                Corporate Controller
                                                    (303) 296-5600


              TIMET REPORTS NET INCOME FOR THE SECOND QUARTER 2004

     DENVER, COLORADO . . . August 5, 2004 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) reported net income of $1.9 million, or $0.59 per share, for the second quarter of 2004, compared to a net loss of $6.4 million, or $2.00 per share, for the year-ago period. The Company reported operating income of $7.0 million for the second quarter of 2004, compared to an operating loss of $2.1 million for the second quarter of 2003. For the six months ended June 30, 2004, the Company reported operating income of $9.8 million and net income of $0.2 million, compared to an operating loss of $10.2 million and a net loss of $19.9 million for the comparable period of 2003.

     The Company's net sales were $124.1 million during the second quarter of 2004 compared to net sales of $101.8 million during the year-ago period. The increase in net sales was primarily due to a 33% increase in mill product sales volume, a 3% increase in melted product sales volume and an 8% increase in melted product average selling prices. These increases were partially offset by a 3% decrease in mill product average selling prices (which prices were, however, positively impacted by the continued weakening of the U.S. dollar compared to the British pound sterling and the euro but negatively impacted by changes in product mix).

     The  Company's  backlog  at the end of June  2004 was $265  million,  a 20%
increase over the $220 million backlog at the end of March 2004 and an 89% increase over the $140 million backlog at the end of June 2003. The Company's aggregate unused borrowing availability under its U.S. and European credit agreements approximated $147 million at June 30, 2004.

     J. Landis Martin, Chairman and CEO, said, "We continue to be pleased with our 2004 operating results, and we expect these positive results to continue for the remainder of 2004. Volumes continue to be strong due to increased sales to the aerospace (both commercial and military sectors) and industrial markets, and melted product prices have risen considerably in 2004. Although mill product prices remain somewhat flat compared to the first quarter of 2004, we expect to begin to see the impact of our previously announced price increases in the second half of 2004. However, the higher raw material costs (specifically in scrap and alloys) experienced during the first half of 2004 are expected to continue in the second half of the year."

     Mr. Martin continued, "The Airline Monitor, a leading aerospace publication, recently issued its July 2004 forecast for commercial aircraft deliveries, which indicated a significant increase in large commercial aircraft deliveries in 2005 through 2008 as compared to its January 2004 forecast. Although the U.S. commercial airline industry continues to struggle financially, this improved forecast is consistent with the recent signs of an improving global operating environment in the commercial airline industry, and we expect strong sales volumes to continue in the commercial aerospace sector for the remainder of 2004. Additionally, we expect sales volume growth in emerging markets, primarily in the military armor sector, during the second half of 2004.

     "Our current outlook is for full year 2004 sales revenue to range between $490 million and $510 million, which is a $30 million increase from our previous guidance. At this level, we expect full year 2004 operating income to range between $28 million and $38 million, which is a $12 million increase from our previous guidance, and we expect full year 2004 net income to range between $8 million and $18 million, which is an $8 million increase from our previous guidance. These net income estimates, however, exclude any effects from (i) the previously announced BUCS exchange offer which commenced on July 30, 2004 and
(ii) a non-operating gain that we may recognize in the second half of 2004 related to the sale of certain real property at our Henderson, Nevada facility. Additionally, net income could increase during the second half of 2004 as we continue to review the more-likely-than-not recognition criteria with respect to our net operating loss carryforwards and determine if a reversal of a portion of our deferred tax asset valuation allowance is indicated."

     The statements in this release relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "looks," "should," "could," "anticipates," "expects" or comparable terminology or by discussions of strategies or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results. Actual future results could differ materially from those described in such forward-looking statements, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that could cause actual results to differ materially are risks and uncertainties including, but not limited to, the cyclicality of the commercial aerospace industry, the performance of aerospace manufacturers and the Company under their long-term agreements, the renewal of certain long-term agreements, the difficulty in forecasting demand for titanium products, global economic and political conditions, global productive capacity for titanium, changes in product pricing and costs, the impact of long-term contracts with vendors on the ability of the Company to reduce or increase supply or achieve lower costs, the possibility of labor disruptions, fluctuations in currency exchange rates, fluctuations in the market price of marketable securities, control by certain stockholders and possible conflicts of interest, uncertainties associated with new product development, the supply of raw materials and services, changes in raw material and other operating costs (including energy costs), possible disruption of business or increases in the cost of doing business resulting from terrorist activities or global conflicts, the Company's ability to achieve reductions in its cost structure, the completion of the exchange offer related to the 6.625% mandatorily redeemable convertible preferred securities, beneficial unsecured convertible securities issued by the TIMET Capital Trust I, the potential for adjustment of the Company's deferred tax asset valuation allowance and other risks and uncertainties. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The financial information contained in this release is subject to future correction and revision and should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's most recent reports on Form 10-K and Form 10-Q, as each may be amended from time to time, filed with the Securities and Exchange Commission.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available at its website at http://www.timet.com.

                                    o o o o o



                           TITANIUM METALS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            (In millions, except per share and product shipment data)
                                   (Unaudited)




                                                                        Three months ended               Six months ended
                                                                             June 30,                        June 30,
                                                                    ----------------------------    ----------------------------
                                                                       2004            2003            2004            2003
                                                                    ------------    ------------    ------------    ------------

Net sales                                                           $       124.1   $      101.8    $       244.6   $      201.1
Cost of sales                                                               108.6           97.4            216.8          195.7
                                                                    ------------    ------------    ------------    ------------

      Gross margin                                                           15.5            4.4             27.8            5.4

Selling, general, administrative and development expense                     11.2            9.6             20.7           19.5
Other income (expense), net                                                   2.7            3.1              2.7            3.9
                                                                    ------------    ------------    ------------    ------------

     Operating income (loss)                                                  7.0           (2.1)             9.8          (10.2)

Interest expense                                                              4.1            4.0              8.4            8.3
Other non-operating income (expense), net                                     0.1           (0.2)             0.9           (0.5)
                                                                    ------------    ------------    ------------    ------------

     Pretax income (loss)                                                     3.0           (6.3)             2.3          (19.0)

Income tax expense                                                            0.8            0.1              1.3            0.5
Minority interest, net of tax                                                 0.3            -                0.8            0.2
                                                                    ------------    ------------    ------------    ------------

      Income (loss) before cumulative effect of change
        in accounting principle                                               1.9           (6.4)             0.2          (19.7)

Cumulative effect of change in accounting principle                           -              -                -             (0.2)
                                                                    ------------    ------------    ------------    ------------

     Net income (loss)                                              $         1.9   $       (6.4)   $         0.2   $      (19.9)
                                                                    ============    ============    ============    ============

Basic and diluted earnings (loss) per share:
  Before cumulative effect of change
     in accounting principle                                        $         0.59  $       (2.00)  $       0.07    $       (6.24)
  Cumulative effect of change in accounting principle                       -                -           -                  (0.06)
                                                                    ------------    ------------    ------------    ------------
                                                                    $         0.59  $       (2.00)  $       0.07    $       (6.30)
                                                                    ============    ============    ============    ============

Basic and diluted weighted average shares outstanding                         3.2            3.2              3.2            3.2

Melted product shipments:
  Volume (metric tons)                                                    1,335          1,295            2,755          2,280
  Average selling price ($ per kilogram)                            $        13.55  $    12.55      $      12.85    $    12.75

Mill product shipments:
  Volume (metric tons)                                                    2,900          2,180            5,830          4,495
  Average selling price ($ per kilogram)                            $        30.95  $    32.00      $      31.00    $    31.90




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


                           TITANIUM METALS CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (In millions)


                                                                                   June 30,            December 31,
                                                                                     2004                  2003
                                                                               ------------------    -----------------
ASSETS                                                                            (unaudited)

Current assets:
  Cash and cash equivalents                                                    $         9.2         $        35.0
  Restricted cash and cash equivalents                                                   2.2                   2.2
  Receivables, less allowance of $1.7 and $2.3, respectively                            86.3                  67.4
  Inventories                                                                          187.0                 165.7
  Prepaid expenses and other                                                             2.7                   5.7
                                                                               ------------------    -----------------

     Total current assets                                                              287.4                 276.0

Marketable securities                                                                   23.1                   -
Investment in joint ventures                                                            21.0                  22.5
Investment in common securities of TIMET Capital Trust I                                 6.3                   6.8
Property and equipment, net                                                            230.9                 239.2
Other                                                                                   22.6                  22.9
                                                                               ------------------    -----------------

     Total assets                                                              $       591.3         $       567.4
                                                                               ==================    =================

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable                                                                $         1.0         $         -
  Accounts payable                                                                      38.2                  29.2
  Accrued liabilities                                                                   44.5                  45.2
  Customer advance payments                                                             27.8                   3.3
  Other                                                                                  1.5                   0.8
                                                                               ------------------    -----------------

     Total current liabilities                                                         113.0                  78.5

Capital lease obligations                                                                9.8                   9.8
Accrued OPEB and pension cost                                                           79.2                  76.2
Debt payable to TIMET Capital Trust I                                                  207.5                 207.5
Other                                                                                    5.5                  25.5
                                                                               ------------------    -----------------

     Total liabilities                                                                 415.0                 397.5

Minority interest                                                                       10.8                  11.1
Stockholders' equity                                                                   165.5                 158.8
                                                                               ------------------    -----------------

     Total liabilities, minority interest and stockholders' equity             $       591.3         $       567.4
                                                                               ==================    =================
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